                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 4, 1999 included in this Annual Report on Form 11-K of the Gaylord Entertainment Company 401(k) Savings Plan into Gaylord Entertainment Company's previously filed Registration Statement File Number 333-37051.


                                      Arthur Andersen LLP

Nashville, Tennessee
June 28, 1999